                     AMENDMENT NO. 1 TO AGREEMENT FOR LEASE


          THIS AMENDMENT NO. 1 TO AGREEMENT FOR LEASE (this "Amendment") is made as of March 15, 1995 by and between Virtual Funding, Limited Partnership, a Delaware limited partnership ("Owner") and Silicon Graphics Real Estate, Inc., a Delaware corporation ("Agent").

                              W I T N E S S E T H :

          WHEREAS, Owner and Agent entered into that certain Agreement for Lease, dated as of November 18, 1993, (the "Agreement for Lease"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement for Lease) pursuant to which Owner appointed Agent to act as agent for Owner in connection with the selection of Owner's fee and/or leasehold interests in Unit Premises from time to time, and with the construction of Unit Improvements and the installation of Unit FF&E thereon, if any, and in connection with all matters related to such construction, all as more particularly described in the Agreement for Lease;

          WHEREAS, Owner, as lessor, and Agent, as lessee, entered into that certain Lease Agreement, dated as of November 18, 1993, as amended by Amendment No. 1 to Lease Agreement, dated as of the date hereof (collectively, and as the same may hereafter be further amended, modified, supplemented or restated, being the "Lease"), pursuant to which Owner agreed to lease or sublease to Agent, from time to time, Property and Equipment (as such terms are defined in the Lease), all as more particularly described in the Lease; and

          WHEREAS, Owner and Agent desire to amend the Agreement for Lease in connection with the acquisition by Owner of a leasehold interest in the North Charleston Unit (as hereinafter defined), the construction by Owner of certain Unit Improvements and the installation by Owner of certain Unit FF&E thereon.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Agent hereby agree as follows:

          Section 1.     AMENDMENTS TO AGREEMENT FOR LEASE.   From and after the
Amendment Effective Date (as hereinafter defined), the Agreement for Lease shall be and hereby is amended as follows:

          (a)    AMENDED DEFINITIONS.   (i)   The definition of "Assignee" in
Section 1.1 of the Agreement for Lease is hereby deleted in its entirety and the following substituted therefor:

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                                        2

          "ASSIGNEE: Each Person to which any part of Owner's interest under this Agreement or in the Unit Premises and related Unit Improvements or any item of Unit FF&E shall at the time have been assigned, conditionally or otherwise, by Owner in accordance with Section 17 of this Agreement. For purposes of subsection 8.5, subsection 9.6, Section 12 and clause (iii) of paragraph (a) of Section 16 hereof, the term "Assignee" shall include each lender to Owner or each Person providing credit support to Owner pursuant to a Credit Agreement."

          (ii) The definition of "Design Development Drawings" in Section 1.1. of the Agreement for Lease is hereby amended by adding the following language to the end thereof:

          "Design Development Drawings shall mean with respect to the North Charleston Unit the design development drawings approved in writing by Owner and any Assignee at the date of the initial Acquisition Certificate relating to the North Charleston Unit."

          (iii) The definition of "Ground Lease" in Section 1.1. of the Agreement for Lease is hereby amended by adding the following language to the end thereof:

          "With respect to the Unit Premises for the North Charleston Unit, Owner acknowledges and agrees that for purposes of this Agreement and the Lease the Ground Lease for such Unit Premises shall consist of the Ground Sublease Agreement, dated as of March 15, 1995, between Agent and Owner, a copy of which is attached hereto as Exhibit L, and Owner further acknowledges and agrees that such Ground Sublease Agreement, subject to Agent's compliance with the covenants set forth in Section 2(b) thereof, shall be deemed to be a Mortgageable Ground Lease for purposes of this Agreement and the Lease."

          (iv) The definition of "Unit Completion Date" in Section 1.1 of the Agreement for Lease is hereby amended by adding the following language to the end thereof:

          "With respect to the North Charleston Unit and all NC Sub-Units, thirty-six (36) months from the date on which the Initial Advance for the North Charleston Unit is made by Owner to Agent pursuant to Section 4 hereof."

          (b)    NEW DEFINITIONS.  The following definitions are hereby added to
Section 1.1 of the Agreement for Lease:

          "NORTH CHARLESTON UNIT: The Unit located on North Charleston Road, Mountain View, California; provided, however, that upon the designation of a portion or portions of the North Charleston Unit as NC Sub-Units in accordance with Section 20 hereof, references in this Agreement to the North Charleston Unit shall be deemed to refer to the North Charleston Unit and the applicable NC Sub-Units, as the context so indicates.

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                                        3


          NC SUB-UNIT:  Defined pursuant to Section 20 hereof.

          SUB-UNIT CERTIFICATE: The written certification of Agent to be delivered to Owner in connection with the creation of an NC Sub-Unit pursuant to Section 20 hereof, and which is substantially in the form of Exhibit M hereto."

          (c) AMENDMENT TO SECTION 1.2 OF THE AGREEMENT FOR LEASE. Subsection 1.2(a) of the Agreement for Lease is hereby amended by the deletion of the term "Assignee" from the list set forth therein.

          (d)    AMENDMENT TO SECTION 2 OF THE AGREEMENT FOR LEASE.   The
following sentence is hereby added as a new second sentence to Section 2.2 of the Agreement for Lease:

     "Owner and Agent agree that with respect to the North Charleston Unit and all NC Sub-Units (x) the maximum aggregate cost to Owner for the acquisition of such Unit Premises and the construction of Unit Improvements thereon and the installation of all Unit FF&E therein shall be no more than $110,000,000 and (y) the cost to Owner of the Unit FF&E constituting personal property and not fixtures shall be no more than $1,000,000."

          (e)    AMENDMENT TO SECTION 4 OF THE AGREEMENT FOR LEASE.   Paragraph
(u) of Section 4 of the Agreement for Lease is hereby deleted in its entirety and the following paragraph substituted therefor:

          "(u)   ENVIRONMENTAL CERTIFICATE AND REPORT.   An environmental
     certificate in the form of Exhibit H hereto, duly executed by Agent, and an environmental report certified to Owner and any Assignee and satisfactory to Owner and any Assignee in all respects, prepared by a reputable environmental consulting or environmental engineering firm acceptable to Owner and any Assignee which addresses the matters set forth on Exhibit I hereto; provided that with respect to the North Shoreline Unit the Owner acknowledges receipt of an environmental report satisfying such requirement and agrees that the foregoing requirement for an environmental certificate shall be met by a certificate dated as of the date of the Acquisition Certificate pertaining to such Unit to the effect set forth in the certificate provided previously with respect to such location, dated July 1, 1993, attached hereto as Exhibit J; provided, further, that with respect to the North Charleston Unit, the Owner acknowledges receipt of an environmental report satisfying such requirement and agrees that the foregoing requirement for an environmental certificate shall be met by a certificate dated as of the date of the initial Acquisition Certificate pertaining to the North Charleston Unit in the form attached hereto as Exhibit N. If Owner or any Assignee shall reasonably require additional assurance in connection with any Initial Advance as to any matter or matters contained or not adequately addressed in such environmental report in respect of Unit Premises other than the North

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                                       4

     Shoreline Unit, the North Charleston Unit or any NC Sub-Unit, Owner or any Assignee may require that a supplemental or additional environmental report with respect to such matter or matters, satisfactory to Owner and any Assignee in all respects, be delivered."

          (f)    AMENDMENT TO SECTION 8 OF THE AGREEMENT FOR LEASE.   The last
sentence of Section 8.1 of the Agreement for Lease is hereby deleted in its entirety and the following substituted therefor:

     "SGREI-CA was merged into Agent on March 31, 1994, whereupon Agent by operation of law succeeded to all of SGREI-CA's rights and obligations."

          (g)    AMENDMENTS TO SECTION 11.1 OF THE AGREEMENT FOR LEASE.   (i)
Paragraph (g) of Section 11.1 of the Agreement for Lease is hereby deleted in its entirety and the following substituted therefor:

          "(g)   GUARANTEE.   Guarantor defaults in any obligation under the
     Guarantee which default continues after the period of any grace period granted to the Agent hereunder in respect of such guaranteed obligation; or Guarantor defaults in its obligations set forth in paragraph (a), (b) or
     (c) of Section 11 of the Guarantee and such default continues for twenty
     (20) Business Days after notice thereof by Owner to Guarantor; or Guarantor defaults in its obligations set forth in paragraph (d), (e) or (f) of
     Section 11 of the Guarantee and such default continues for ten (10) Business Days after notice thereof by Owner to Guarantor."

          (ii) Paragraph (i) of Section 11.1 of the Agreement for Lease is hereby deleted in its entirety and the following substituted therefor:

          "(i)   PAYMENT OF OBLIGATIONS.   Any indebtedness (including, without
     limitation, lease obligations which are shown on the balance sheet of Agent or Guarantor or which relate to sale-leaseback transactions) of Agent or Guarantor in excess of $15,000,000 in the aggregate under an instrument or agreement evidencing indebtedness in excess of $15,000,000 in the aggregate
     (A) shall become or be declared to be due and payable prior to its stated maturity and shall not be paid when due or (B) shall not be paid when due."

          (h)    AMENDMENT TO SECTION 11.3 OF THE AGREEMENT FOR LEASE.   The
preamble of the first sentence of Section 11.3(c) of the Agreement for Lease is hereby deleted in its entirety and the following substituted therefor :

     "If there is any cessation of construction of the Unit Improvements for any period after the date construction shall commence in excess of sixty (60) successive calendar days (or, with respect to the North Charleston Unit or any NC Sub-Unit, in excess of ninety (90)

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     successive calendar days), unless the conditions of each of subparagraphs
     (1) and (2) hereof shall have been satisfied:"

          (i)    NEW SECTION 20 OF THE AGREEMENT FOR LEASE.   The following
Section 20 is hereby added to the Agreement for Lease following Section 19 thereof:

          "SECTION 20.   SPLITTING OF THE NORTH CHARLESTON UNIT.   (a)   Agent
     may, subject to the satisfaction of the conditions set forth in this
     Section 20, elect, from time to time, to redesignate a portion or portions of the North Charleston Unit as one or more separate and distinct Units (each an "NC Sub-Unit").

          The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied in connection with the creation of any NC Sub-Unit:

                 (i)     SUB-UNIT CERTIFICATE(S).   With respect to each NC Sub-
          Unit so designated, Agent shall deliver a duly executed Sub-Unit Certificate pertaining to such NC Sub-Unit, including all attachments to such Sub-Unit Certificate.

                 (ii)    COST ALLOCATION.   The total Unit Acquisition Cost for
          any NC Sub-Unit (as set forth in the Unit Budget attached to the applicable Sub-Unit Certificate) shall not exceed forty percent (40%) of the total Unit Acquisition Cost for the North Charleston Unit (as set forth in the Unit Budget for the North Charleston Unit prior to the creation of any NC Sub-Units).

                 (iii) RESTATED ACQUISITION CERTIFICATE. Agent shall deliver a duly executed restated Acquisition Certificate for the North Charleston Unit modified to reflect the creation of such NC Sub-Unit or NC Sub-Units and setting forth the information required by Section 4 hereof with respect to that portion of the North Charleston Unit which has not been designated as NC Sub-Units.

                 (iv)    EVIDENCE OF COMPLIANCE.   Agent shall deliver such
          other documents, reports, certificates or information to evidence compliance with the provisions of this Agreement in connection with the designation of such NC Sub-Unit as Owner or any Assignee shall, within five (5) days of Agent's delivery of the Sub-Unit Certificate for such NC Sub-Unit, have reasonably requested.

          (b) In connection with the designation of any NC Sub-Unit, Agent shall have the right to reallocate costs among such NC Sub-Unit, any then-existing NC Sub-Units and the North Charleston Unit and to revise the
     respective Unit Budgets for such Units to reflect such reallocation.   In
     such event, Agent shall deliver modified Sub-Unit Certificates with respect to all then-existing NC Sub-Units to the extent necessary to reflect such revision of the Unit Budgets. If an AFL Unit Leasing Record shall have been

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                                       6

     entered into with respect to any then-existing NC Sub-Unit at the time of such reallocation, Agent shall deliver either (i) a retroactive revised Unit Budget for such NC Sub-Unit, or (ii) a written statement that the Unit Budget attached to the Sub-Unit Certificate for such NC Sub-Unit most recently submitted to Owner in connection with the creation of an NC Sub-Unit remains unmodified.

          (c) From and after the date on which the conditions for designating an NC Sub-Unit have been satisfied, each such NC Sub-Unit shall constitute a Unit for all purposes under this Agreement, including, without limitation, with respect to the determination of the existence of an Event of Unit Termination or Potential Event of Unit Termination; provided, however, that, anything to the contrary provided in this Agreement notwithstanding, Agent's rights to request and receive a Completion Advance with respect to any NC Sub-Unit pursuant to Section 3.1 and 7 hereof and the right to reallocate costs among NC Sub-Units pursuant to Section 20(b) hereof shall continue until the date that is six months after the latest occurring Effective Date among the North Charleston Unit and the NC Sub-Units designated in accordance with this Section 20."

          (j) AMENDMENT TO AND ADDITION OF EXHIBITS. The Agreement for Lease is hereby amended by (i) amending Exhibit A so as to reflect the amendments provided for in Amendment No. 1 to Lease Agreement dated as of the date hereof between Owner and Agent and (ii) the addition of new Exhibits L, M and N thereto, to be comprised of Annex 1, Annex 2 and Annex 3, respectively, to this Amendment.

          (k)    RATIFICATION AND REAFFIRMATION.   Except as amended hereby, the
terms and provisions of the Agreement for Lease shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed and shall remain in full force and effect.

          Section 2.     AMENDMENT EFFECTIVE DATE.   This Amendment shall be
effective on the date (the "Amendment Effective Date") on which each of the following conditions precedent have been satisfied:

          (a) Owner, The Dai-Ichi Kangyo Bank, Ltd., New York Branch, as L/C Bank and as Agent and the banks party thereto, shall have entered into that certain Amendment No. 1 to Credit Agreement, dated as of March 15, 1995, and the same shall have become effective.

          (b) Guarantor shall have entered into that certain Amendment No. 1 to Guaranty, dated as of March 15, 1995, for the benefit of Owner.

          (c) Owner and Agent shall have entered into that certain Amendment No. 1 to Lease Agreement, dated of even date herewith.

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                                        7

          Section 3.     REPRESENTATIONS AND WARRANTIES.   Agent represents and
warrants to Owner as of the Amendment Effective Date that:

          (a)    FINANCIAL STATEMENTS.   Agent has caused to be furnished to
Owner Guarantor's Annual Report on Form 10-K for the year ended June 30, 1994 and Guarantor's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1994 and December 31, 1994, respectively. The financial statements contained in such documents fairly present the financial position, results of operations and statements of cash flow of Guarantor as of the dates and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

          (b)    CONTINUING REPRESENTATIONS.   All representations and
warranties made by Agent in the Agreement for Lease and in the Lease are and remain true and correct on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate specifically to an earlier date.

          Section 4. NO RECOURSE. The provisions of Section 18.5 of the Agreement for Lease are applicable to this Amendment.

          Section 5.     GENERAL CONDITIONS.

          (a)    GOVERNING LAW.   This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York applicable to contracts made and intended to be wholly performed within the State of York.

          (b)    CAPTIONS.   The captions in this Amendment are for convenience
of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          (c)     SEVERABILITY.   In the event any one or more of the provisions
contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment and this Amendment shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                              Virtual Funding, Limited Partnership by
                              Virtual Capital, Inc., its
                              General Partner

                              By /s/ Teresa A. Miles
                                 -------------------------------------
                                  Name:  Teresa A. Miles
                                  Title: President and Assistant Secretary


                              Silicon Graphics Real Estate, Inc.


                              By  /s/ Tom Oswold
                                  ------------------------------------
                                  Name:  Tom Oswold
                                  Title: Vice President, Finance